[IASIS HEALTHCARE LOGO]




INVESTOR CONTACT:                                   NEWS MEDIA CONTACT:
David White                                         Eve Hutcherson
Chairman and Chief Executive Officer                Director, Public Relations
   or                                               (615) 467-1221
John K. Crawford
Executive Vice President and
   Chief Financial Officer
(615) 844-2747


                IASIS HEALTHCARE ANNOUNCES FIRST QUARTER RESULTS

                -----------------------------------------------

                      PRO FORMA NET REVENUE INCREASES 9.4%
                     SAME FACILITY ADMISSIONS INCREASE 8.8%

FRANKLIN, Tennessee (February 1, 2001) -- IASIS Healthcare(R) Corporation, a leading owner and operator of acute care hospitals, announced today results for its first quarter ended December 31, 2000.

         In commenting on the results, David White, chairman and chief executive officer of IASIS Healthcare, said, "I am pleased with the volume growth we achieved in the first quarter, and I am excited about the opportunity we have to invest in our facilities and better meet the growing needs of the communities we serve. As we expected, our focus on improving physician relations and implementing new services and facility improvements in the high growth markets in which we operate has proven to be beneficial for us."

       Net operating revenue for the quarter ended December 31, 2000, totaled $219.4 million compared with $177.7 million in the same quarter of last year. Earnings from continuing operations before interest expense, minority interests, income taxes, recapitalization costs, depreciation and amortization (EBITDA) for the first quarter increased to $27.8 million from $27.6 million in the prior year. Net loss from continuing operations for the quarter ended December 31, 2000, was $3.6 million compared with a net loss of $500,000 in the same quarter of last year. The results for the quarter ended December 31, 2000, include net revenue and EBITDA losses of $4.1 million and $3.5 million, respectively, at Rocky Mountain Medical Center (RMMC), a full service, acute care hospital opened April 10, 2000, with 118 licensed beds in Salt Lake City, Utah.

       Net operating revenue for the acute care service segment for the quarter ended December 31, 2000, increased 8.1% (5.8% excluding RMMC) to $192.6 million compared with pro forma net revenue of $178.2 million in the same prior-year period, which assumes that the

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
IASIS Healthcare Announces First Quarter Results
Page 2
February 1, 2001


acquisitions of ten acute care hospitals and other related operations from Tenet Healthcare on October 15, 1999, were effective as of October 1, 1999. Acute care services EBITDA for the quarter ended December 31, 2000, excluding EBITDA losses from RMMC, increased 8.7% to $30.1 million compared with $27.7 million, on a pro forma basis, for the quarter ended December 31, 1999.

         Same facility hospital admissions and adjusted admissions for the quarter ended December 31, 2000, increased over the prior-year period, on a pro forma basis, by 8.8% and 5.9%, respectively. Same facility includes all of the Company's hospitals, excluding RMMC.

         Net operating revenues for the Company's health insurance business segment, Health Choice, for the quarter ended December 31, 2000, increased 20.2% to $26.8 million compared with $22.3 million in the same prior-year period, on a pro forma basis. Health Choice EBITDA for the quarter ended December 31, 2000, was $1.2 million compared with $900,000 for the same prior-year period in 1999, on a pro forma basis, an increase of 33.3%. Combined for both segments, EBITDA, excluding RMMC, of $31.3 million increased by 9.4% over the prior-year pro forma amount.

         The Company's financial results from continuing operations exclude the results of Clinicare, the Company's physician practice operations consisting of 31 physicians in 13 offices. The Company is exiting this business by selling the assets of its physician practices and closing its practice support offices. Revenues and expenses associated with these operations are reported separately as losses from discontinued operations. The Company incurred losses from its discontinued physician practice operations in the prior-year period of $1.2 million.

         On October 26, 2000, all shares of the Company's mandatorily redeemable Series A and Series B preferred stock were exchanged for shares of the Company's common stock on the basis of ten common shares for every one preferred share. The exchange increased the Company's net earnings attributable to common stockholders by $25.3 million, increased stockholders' equity by approximately $189.3 million and did not impact the Company's cash flow.

         A listen-only simulcast and 30-day replay of IASIS Healthcare(R) Corporation's first quarter conference call will be available through the Company's website at www.iasishealthcare.com beginning at 11:00 a.m., Eastern time, on February 1, 2001.

         IASIS Healthcare(R) Corporation, located in Franklin, Tenn., is a leading owner and operator of acute care hospitals and develops and operates networks of medium-sized hospitals in high-growth urban and suburban markets. The Company operates its hospitals with a strong community focus by offering and developing healthcare services to meet the needs of the markets it serves, promoting strong relationships with physicians, working with local managed care plans, and recruiting experienced local management. Currently, IASIS Healthcare owns or leases 15 hospitals with a total of 2,194 operating beds. These hospitals are located in four regions: Salt Lake City, Utah; Phoenix, Ariz.; Tampa-St. Petersburg, Fla.; and three cities in the state of Texas, including San Antonio. IASIS Healthcare also operates five ambulatory surgery centers and a Medicaid-managed health plan that serves over 42,000 members in Arizona.


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

IASIS Healthcare Announces First Quarter Results
Page 3
February 1, 2001

         This press release contains forward-looking statements within the meaning of the federal securities laws, which are intended to be covered by the safe harbors created thereby. These forward-looking statements include all statements that are not historical statements of fact and those regarding our intent, belief or expectations including, but not limited to, the discussions of our operating and growth strategy (including possible acquisitions and dispositions), projections of revenue, income or loss, and future operations. Forward-looking statements involve risks and uncertainties including, without limitation, those associated with our ability to enter into favorable contracts with managed care payors; the highly competitive nature of the healthcare industry; possible changes in Medicare and Medicaid reimbursement levels and other Federal or state healthcare reforms; future cost containment initiatives undertaken by purchasers of healthcare services; our ability to successfully build census levels, grow revenue and reduce operating losses at Rocky Mountain Medical Center; our ability to attract and retain qualified management and personnel, including physicians and nurses; our ability to service our significant indebtedness; the effect of existing and future governmental regulations, including the Balanced Budget Act of 1997, the Balanced Budget Refinement Act of 1999 and the Benefits Improvement Protection Act of 2000; the impact of possible governmental investigations; our ability to successfully implement and integrate our management information systems at our hospitals; our limited operating history; our ability to successfully manage the risks of our Medicaid managed care plan, Health Choice; our ability to successfully complete and integrate acquisitions of other companies or facilities; general economic and business conditions; and those risks, uncertainties and others matters detailed in our Annual Report on Form 10-K for the fiscal year ended September 30, 2000, and from time to time in our filings with the Securities and Exchange Commission.

         Although we believe that the assumptions underlying the forward-looking statements contained in this press release are reasonable, any of these assumptions could prove to be inaccurate, and, therefore, there can be no assurance that the forward-looking statements included in this press release will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, you should not regard the inclusion of such information as a representation by the Company or any other person that our objectives and plans will be achieved. We undertake no obligation to publicly release any revisions to any forward-looking statements contained herein to reflect events and circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.





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


IASIS Healthcare Announces First Quarter Results
Page 4
February 1, 2001


                          IASIS HEALTHCARE CORPORATION
         CONDENSED AND CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                                 (IN THOUSANDS)

                                                  THREE MONTHS ENDED
                                                     DECEMBER 31,
                                                -----------------------
                                                   2000          1999
                                                ---------     ---------
Net revenue                                     $ 219,369     $ 177,695

Cost and expenses:
   Salaries and benefits                           77,085        60,906
   Supplies                                        32,136        26,116
   Other operating expenses                        64,995        49,829
   Provision for bad debts                         17,395        13,229
   Interest, net                                   17,208        14,375
   Depreciation and amortization                   14,108        10,384
   Recapitalization costs                              --         3,442
                                                ---------     ---------
         Total costs and expenses                 222,927       178,281
                                                ---------     ---------

Loss from continuing operations
   before minority interests and income taxes      (3,558)         (586)
Minority interests                                     53           (92)
                                                ---------     ---------
Loss from continuing operations
   before income taxes                             (3,611)         (494)
Income tax expense                                     --            --
                                                ---------     ---------
Net loss from continuing operations                (3,611)         (494)

Discontinued operations:
  Losses from operations of discontinued
     physician practice operations                     --        (1,219)
                                                ---------     ---------
         Net loss                                  (3,611)       (1,713)

Preferred stock dividends accrued (reversed)
   and accretion                                  (25,348)        5,520
                                                ---------     ---------
Net earnings (loss) attributable
   to common stockholders                       $  21,737     $  (7,233)
                                                =========     =========
EBITDA                                          $  27,758     $  27,615
                                                =========     =========
EBITDA margin                                        12.7%         15.5%




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IASIS Healthcare Announces First Quarter Results
Page 5
February 1, 2001


                          IASIS HEALTHCARE CORPORATION
                    CONDENSED AND CONSOLIDATED BALANCE SHEETS
                       (IN THOUSANDS EXCEPT SHARE AMOUNTS)

                                                                       (UNAUDITED)
                                                                         DEC. 31,     SEPT. 30,
                                                                           2000         2000
                                                                        ---------    ---------
                                     ASSETS

Current assets:
   Cash and cash equivalents                                            $      --    $      --
   Accounts receivable, net of allowance for doubtful accounts
     of $30,032 and $31,403, respectively                                 165,949      146,744
   Inventories                                                             20,110       19,874
   Current deferred tax assets                                              1,146        1,146
   Prepaid expenses and other current assets                               15,041       13,181
                                                                        ---------    ---------
         Total current assets                                             202,246      180,945

Property and equipment, net                                               361,059      361,293
Goodwill and other intangibles, net                                       300,334      302,380
Deferred debt financing costs, net                                         22,555       23,472
Deferred tax assets                                                         2,036        2,036
Other assets                                                                3,719        3,713
                                                                        ---------    ---------
         Total assets                                                   $ 891,949    $ 873,839
                                                                        =========    =========


                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Accounts payable                                                     $  47,265    $  31,707
   Salaries and benefits payable                                           15,328       13,040
   Accrued interest payable                                                12,738       20,020
   Medical claims payable                                                  16,993       16,530
   Other accrued expenses and other current liabilities                    15,321       20,739
   Current portion of accrued loss on discontinued operations               2,974        4,008
   Current maturities of long-term debt and capital lease obligations      12,457        9,883
                                                                        ---------    ---------
         Total current liabilities                                        123,076      115,927

Long-term debt and capital lease obligations                              560,322      547,771
Other long-term liabilities                                                13,920       13,372
Minority interest                                                           2,075        2,060
Mandatorily redeemable Series A preferred stock - $0.01 par value, authorized 500,000 shares; no shares issued and outstanding
   at December 31, 2000                                                        --      183,199
Mandatorily redeemable Series B preferred stock - $0.01 par value, authorized 50,000 shares; no shares issued and outstanding
   at December 31, 2000                                                        --        6,079
                                                                        ---------    ---------
         Total liabilities                                                699,393      868,408

Stockholders' equity:
   Common stock - $0.01 par value, authorized 5,000,000 shares;
     3,041,147 shares issued and outstanding at December 31, 2000              30           14
   Additional paid-in capital                                             450,504      259,784
   Treasury stock, at cost, 1,550,250 shares at December 31, 2000        (155,025)    (155,025)
   Accumulated deficit                                                   (102,953)     (99,342)
                                                                        ---------    ---------
         Total stockholders' equity                                       192,556        5,431
                                                                        ---------    ---------
         Total liabilities and stockholders' equity                     $ 891,949    $ 873,839
                                                                        =========    =========


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


IASIS Healthcare Announces First Quarter Results
Page 6
February 1, 2001


                          IASIS HEALTHCARE CORPORATION
         CONDENSED AND CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
                                 (IN THOUSANDS)

                                                                         THREE MONTHS ENDED
                                                                            DECEMBER 31,
                                                                       ----------------------
                                                                          2000         1999
                                                                       ---------    ---------
Cash flows from operating activities:
   Net loss                                                            $  (3,611)   $  (1,713)
   Adjustments to reconcile net loss to net cash
     used in operating activities:
       Depreciation and amortization                                      14,108       10,384
       Minority interests                                                     53          (92)
       Changes in operating assets and liabilities, net of
         effect of acquisitions:
           Accounts receivable                                           (19,205)     (81,968)
           Supplies, prepaid expenses and other current assets            (2,408)     (15,925)
           Accounts payable and other accrued liabilities                  5,061       22,168
                                                                       ---------    ---------
       Net cash used in operating activities                              (6,002)     (67,146)
                                                                       ---------    ---------
Cash flows from investing activities:
   Purchases of property and equipment                                    (9,391)      (9,175)
   Payments for acquisitions, net                                             --     (434,424)
   Increase in other assets                                                 (907)      (1,487)
                                                                       ---------    ---------
       Net cash used in investing activities                             (10,298)    (445,086)
                                                                       ---------    ---------
Cash flows from financing activities:
   Proceeds from credit facility                                              --      160,000
   Proceeds from issuance of preferred stock                                  --      160,000
   Proceeds from issuance of common stock                                  1,620           --
   Repurchase of common stock                                                 --     (155,025)
   Proceeds from senior bank debt borrowings                              45,600      330,000
   Proceeds from issuance of senior subordinated notes                        --      230,000
   Payment of debt and capital leases                                    (30,920)    (160,230)
   Common and preferred stock issuance costs incurred                         --       (2,540)
   Debt financing costs incurred                                              --      (25,360)
                                                                       ---------    ---------
       Net cash provided by financing activities                          16,300      536,845
                                                                       ---------    ---------
Increase in cash and cash equivalents                                         --       24,613
Cash and cash equivalents at beginning of period                              --           --
                                                                       ---------    ---------
Cash and cash equivalents at end of period                             $      --    $  24,613
                                                                       =========    =========
Supplemental disclosure of cash flow information:
   Cash paid for:
     Interest                                                          $  24,492    $   5,367
                                                                       =========    =========
     Income taxes                                                      $   3,250    $      --
                                                                       =========    =========
Supplemental schedule of investing activities:
   Effects of acquisitions, net:
     Assets acquired, net of cash                                      $      --    $(490,420)
     Liabilities assumed                                                      --       46,536
     Issuance of preferred and common stock, net                              --        9,460
                                                                       ---------    ---------
       Payments for acquisitions, net                                  $      --    $(434,424)
                                                                       =========    =========
Supplemental schedule of noncash investing and financing activities:
   Capital lease obligations incurred to acquire equipment             $     600    $     179
                                                                       =========    =========
   Exchange of preferred stock for common stock                        $ 189,278    $      --
                                                                       =========    =========


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


IASIS Healthcare Announces First Quarter Results
Page 7
February 1, 2001


                          IASIS HEALTHCARE CORPORATION
                         SEGMENT INFORMATION (UNAUDITED)
                                 (IN THOUSANDS)

                                                                           THREE MONTHS ENDED
                                                                               DECEMBER 31,
                                                                         ----------------------
                                                                            2000         1999
                                                                         ---------    ---------
ACUTE CARE SERVICE:
Net patient revenue                                                      $ 194,260    $ 159,460
Revenue between segments                                                    (1,663)        (739)
                                                                         ---------    ---------
  Net revenue                                                              192,597      158,721
Salaries and benefits                                                       75,929       60,001
Supplies                                                                    32,039       26,045
Other operating expenses (1)                                                40,664       32,740
Provision for bad debts                                                     17,395       13,229
                                                                         ---------    ---------
  EBITDA                                                                    26,570       26,706
Interest expense, net                                                       17,208       14,375
Depreciation and amortization                                               14,054       10,346
                                                                         ---------    ---------
  Earnings (loss) from continuing operations before minority interests
    and income taxes (1)                                                 $  (4,692)   $   1,985
                                                                         =========    =========
Segment assets                                                           $ 887,069    $ 851,197
                                                                         =========    =========
Earnings (loss) from continuing operations before minority interests
  and income taxes (1)                                                      (4,692)       1,985
Recapitalization costs                                                          --        3,442
Minority interests                                                              53          (92)
                                                                         ---------    ---------
  Earnings (loss) from continuing operations before income taxes         $  (4,745)   $  (1,365)
                                                                         =========    =========
HEALTH CHOICE:
Net patient revenue                                                      $      --    $      --
Capitation premiums                                                         26,772       18,974
Revenue between segments                                                        --           --
                                                                         ---------    ---------
  Net revenue                                                               26,772       18,974
Salaries and benefits                                                        1,156          905
Supplies                                                                        97           71
Other operating expenses (1)                                                24,331       17,089
Provision for bad debts                                                         --           --
                                                                         ---------    ---------
  EBITDA                                                                     1,188          909
Interest expense, net                                                           --           --
Depreciation and amortization                                                   54           38
                                                                         ---------    ---------
  Earnings from continuing operations before minority interests
    and income taxes (1)                                                 $   1,134    $     871
                                                                         =========    =========
Segment assets                                                           $   4,002    $   2,582
                                                                         =========    =========
Earnings from continuing operations before minority interests
  and income taxes (1)                                                       1,134          871
Recapitalization costs                                                          --           --
Minority interests                                                              --           --
                                                                         ---------    ---------
  Earnings from continuing operations before income taxes                $   1,134    $     871
                                                                         =========    =========

 (1) Amounts exclude recapitalization costs.




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


IASIS Healthcare Announces First Quarter Results
Page 8
February 1, 2001



                          IASIS HEALTHCARE CORPORATION
             PRO FORMA COMBINED OPERATING STATISTICS (1) (UNAUDITED)

                                                           THREE MONTHS ENDED
                                                              DECEMBER 31,
                                                          --------------------
                                                           2000         1999
                                                          -------      -------
Number of hospitals at end of period                           15           14

Licensed beds at end of period                              2,682        2,564

Operating beds at end of period                             2,194        2,144

Average length of stay (days)                                4.36         4.45

Occupancy rates (average beds in service) (2)                44.3%        41.1%

Admissions                                                 20,006       18,200

    Same facility % change                                    8.8%

Adjusted admissions                                        31,789       29,632

    Same facility % change                                    5.9%

Patient days                                               87,260       80,985

Adjusted patient days                                     134,658      128,340

Outpatient revenue as a percentage of patient revenue        34.9%        37.4%

(1) Unaudited historical and pro forma combined operating statistics as if the acquisition of the Tenet hospitals was effective October 1, 1999.

(2) Excludes 71 beds at RMMC placed in service on April 10, 2000. If these beds are included, the occupancy rate would have been 43.2% for the three months ended December 31, 2000.

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